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                                                                    Exhibit 10.2

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                               FINANCING AGREEMENT

                           Dated as of August 1, 2006

                                 By and Between

             COCONINO COUNTY, ARIZONA POLLUTION CONTROL CORPORATION

                                       and

                              NEVADA POWER COMPANY

                                   RELATING TO
                    POLLUTION CONTROL REFUNDING REVENUE BONDS
                         (NEVADA POWER COMPANY PROJECT)
                                  SERIES 2006A

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     The amounts payable to the Issuer (except for amounts payable to, and certain rights and privileges of, the Issuer under Sections 4.2(e), 4.2(g), 5.3 and 6.4 hereof and any rights of the Issuer to receive any notices, certificates, requests, requisitions or communications hereunder) and certain other rights of the Issuer under this Financing Agreement have been pledged and assigned under the Indenture of Trust dated as of August 1, 2006, between the Issuer and U.S. Bank National Association, as Trustee.

                               FINANCING AGREEMENT

                                   ----------

                                TABLE OF CONTENTS

             (This Table of Contents is not a part of this Agreement
                   and is only for convenience of reference).

SECTION                                   HEADING                           PAGE
-------                                   -------                           ----
ARTICLE I          DEFINITIONS...........................................      1

ARTICLE II         REPRESENTATIONS.......................................      5
   Section 2.1.    Representations and Covenants by the Issuer...........      5
   Section 2.2.    Representations by the Company........................      6

ARTICLE III        ISSUANCE OF THE BONDS.................................      6
   Section 3.1.    Agreement to Issue Bonds; Application of Bond
                      Proceeds...........................................      6
   Section 3.2.    Deposit of Additional Funds by Company; Redemption of
                      Prior Bonds........................................      7
   Section 3.3.    Investment of Moneys in the Bond Fund and the Prior
                      Bonds Redemption Fund..............................      7
   Section 3.4.    Tax Exempt Status of Bonds............................      8

ARTICLE IV         LOAN AND PROVISIONS FOR REPAYMENT.....................      8
    Section 4.1.   Loan of Bond Proceeds.................................      8
    Section 4.2.   Loan Repayments and Other Amounts Payable.............      9
    Section 4.3.   No Defense or Set-Off.................................     10
    Section 4.4.   Payments Pledged and Assigned.........................     11
    Section 4.5.   Payment of the Bonds and Other Amounts................     11

ARTICLE V          SPECIAL COVENANTS AND AGREEMENTS......................     12
   Section 5.1.    Company to Maintain its Corporate Existence;
                      Conditions Under Which Exceptions Permitted........     12
   Section 5.2.    Annual Statement......................................     12
   Section 5.3.    Maintenance and Repair; Insurance; Taxes;
                      Disposition........................................     13
   Section 5.4.    Recordation and Other Instruments.....................     13
   Section 5.5.    No Warranty by the Issuer.............................     13
   Section 5.6.    Agreement as to Ownership of the Project..............     13
   Section 5.7.    Company to Furnish Notice of Rate Period Adjustments;
                      Liquidity Facility Requirements; Auction Rate
                      Period Provisions..................................     13
   Section 5.8.    Information Reporting, Etc............................     14


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
   Section 5.9.    Limited Liability of Issuer...........................     14
   Section 5.10.   Inspection of Project.................................     15

ARTICLE VI         EVENTS OF DEFAULT AND REMEDIES........................     15
   Section 6.1.    Events of Default Defined.............................     15
   Section 6.2.    Remedies on Default...................................     17
   Section 6.3.    No Remedy Exclusive...................................     17
   Section 6.4.    Agreement to Pay Fees and Expenses of Counsel.........     18
   Section 6.5.    No Additional Waiver Implied by One Waiver; Consents
                      to Waivers.........................................     18

ARTICLE VII        OPTIONS AND OBLIGATIONS OF COMPANY; PREPAYMENTS;
                      REDEMPTION OF BONDS................................     19
   Section 7.1.    Option to Prepay......................................     19
   Section 7.2.    Obligation to Prepay..................................     19
   Section 7.3.    Notice of Prepayment..................................     19

ARTICLE VIII       MISCELLANEOUS.........................................     19
   Section 8.1.    Notices...............................................     19
   Section 8.2.    Assignments...........................................     20
   Section 8.3.    Severability..........................................     20
   Section 8.4.    Execution of Counterparts.............................     20
   Section 8.5.    Amounts Remaining in Bond Fund........................     20
   Section 8.6.    Amendments, Changes and Modifications.................     20
   Section 8.7.    Governing Law.........................................     20
   Section 8.8.    Authorized Issuer and Company Representatives.........     20
   Section 8.9.    Term of the Agreement.................................     21
   Section 8.10.   Cancellation at Expiration of Term....................     21
   Section 8.11.   Bond Insurance........................................     21
   Section 8.12.   Notice Regarding Cancellation of Contracts............     21

Signature................................................................     23


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

     THIS FINANCING AGREEMENT made and entered into as of August 1, 2006, by and between the COCONINO COUNTY, ARIZONA POLLUTION CONTROL CORPORATION, an Arizona nonprofit corporation and a political subdivision of the State of Arizona, party of the first part (hereinafter referred to as the "Issuer"), and NEVADA POWER COMPANY, a corporation duly organized and existing under the laws of the State of Nevada, party of the second part (hereinafter referred to as the "Company"),

                                  WITNESSETH:

     In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur shall not constitute or give rise to a pecuniary liability or a charge upon its general credit or against its taxing powers but shall be payable solely out of the Revenues (as hereinafter defined) derived from this Financing Agreement and the Bonds, as hereinafter defined):

                                    ARTICLE I

                                   DEFINITIONS

     The following terms shall have the meanings specified in this Article unless the context clearly requires otherwise. The singular shall include the plural and the masculine shall include the feminine.

     "Act" means Title 35, Chapter 6, Arizona Revised Statutes, as amended.

     "Administrative Expenses" means the reasonable and necessary expenses (including the reasonable value of employee services and fees of Counsel) incurred by the Issuer in connection with the Bonds, this Agreement, the Indenture and any transaction or event contemplated by this Agreement or the Indenture.

     "Agreement" means this Financing Agreement by and between the Issuer and the Company, as from time to time amended and supplemented.

     "Auction Agent" means the auction agent appointed in accordance with the provisions of the Indenture.

     "Authorized Company Representative" means any person who, at the time, shall have been designated to act on behalf of the Company by a written certificate furnished to the Issuer, the Remarketing Agent and the Trustee containing the specimen signature of such person and signed on behalf of the Company by any officer of the Company. Such certificate may designate an alternate or alternates.

     "Authorized Issuer Representative" means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its President, Vice President or Secretary. Such certificate may designate an alternate or alternates.

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

     "Bond" or "Bonds" means, the Issuer's bonds identified in Section 2.02 of the Indenture.

     "Bond Counsel" means the Counsel who renders the opinion as to the tax-exempt status of interest on the Bonds or other nationally recognized municipal bond counsel mutually acceptable to the Issuer and the Company.

     "Bond Fund" means the fund created by Section 6.02 of the Indenture.

     "Code" means the United States Internal Revenue Code of 1986, as amended, and regulations promulgated or proposed thereunder and, to the extent applicable to the Bonds or the Prior Bonds, the 1954 Code.

     "Company" means Nevada Power Company, a Nevada corporation, and its successors and assigns and any surviving, resulting or transferee corporation as permitted in Section 5.1 hereof.

     "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

     "Delivery Agreement" means the Delivery Agreement of even date herewith, between the Company and the Trustee, as amended, supplemented or restated from time to time, pursuant to which the Company will issue to the Trustee the G&R Notes at the time of the initial authentication and delivery of the Bonds.

     "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all expenses (including fees and expenses of Counsel) incurred under the Indenture and the Tax Agreement other than Ordinary Services and Ordinary Expenses.

     "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting from negligence; civil disturbances; or any other cause not reasonably within the control of the Company.

     "G&R Indenture" means the General and Refunding Mortgage Indenture dated as of May 1, 2001 between the Company and the G&R Trustee, as amended and supplemented.

     "G&R Notes" means the Company's $40,000,000 General and Refunding Mortgage Note, Series P, No. P-2, due September 1, 2032.

     "G&R Trustee" means The Bank of New York, as trustee under the G&R Indenture or any successor trustee.

     "Governing Body" means the Board of Directors of the Issuer.

     "Hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole.

     "Indenture" means the Indenture of Trust relating to this Agreement between the Issuer and U.S. Bank National Association, as Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, including any indentures supplemental thereto or amendatory thereof.

     "Issuer" means the Coconino County, Arizona Pollution Control Corporation, and any successor body to the duties or functions of the Issuer.

     "1954 Code" means the Internal Revenue Code of 1954, as amended, and the applicable regulations thereunder.

     "Ordinary Services" and "Ordinary Expenses" means those services normally rendered and those expenses including fees and expenses of Counsel, normally incurred by a trustee or paying agent under instruments similar to the Indenture and the Tax Agreement.

     "Owner" or "owner of Bonds" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept by the Registrar for that purpose in accordance with the terms of the Indenture.

     "Person" means natural persons, firms, partnerships, associations, corporations, trusts and public bodies.

     "Prior Agreements" means (i) with respect to the Series 1996 Bonds, the Financing Agreement, dated as of October 1, 1996, between the Issuer and the Company and (ii) with respect to the Series 1997 Bonds, the Financing Agreement dated as of November 1, 1997, between the Issuer and the Company.

     "Prior Bonds" means the Series 1996 Bonds and the Series 1997 Bonds.

     "Prior Bond Funds" means the Series 1996 Bond Fund and the Series 1997 Bond Fund.

     "Prior Indentures" means the Series 1996 Indenture and the Series 1997 Indenture.


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

     "Prior Trustees" means the Series 1996 Trustee and the Series 1997 Trustee.

     "Project" means the Project as defined in the Prior Agreements.

     "Project Certificate" means the Company's Project and Refunding Certificate, delivered concurrently with the issuance of the Bonds, with respect to certain facts which are within the knowledge of the Company and certain reasonable assumptions of the Company, to enable Chapman and Cutler LLP, as Bond Counsel, to determine that interest on the Bonds is not includable in the gross income of the Owners of the Bonds for federal income tax purposes.

     "Rebate Fund" means the Rebate Fund, if any, created and established pursuant to the Tax Agreement.

     "Regulated Utility Company" means a corporation (or a limited liability company) engaged in the distribution of electricity and which is regulated by the public utility commission where its primary electricity distribution business is located.

     "Remarketing Agent" means the remarketing agent, if any, appointed in accordance with Section 4.08 of the Indenture and any permitted successor thereto.

     "Reorganization" means any reorganization, consolidation or merger of the Company or its affiliates, or any transfer or lease of a substantial portion of the assets of the Company or its affiliates, as a result of which the obligor under the Agreement or the obligor on the G&R Notes ceases to be a Regulated Utility Company.

     "Series 1996 Bond Fund" means the fund established pursuant to Section 5.02 of the Series 1996 Indenture.

     "Series 1996 Bonds" means the Issuer's Pollution Control Revenue Bonds (Nevada Power Company Project) Series 1996, currently outstanding in the aggregate principal amount of $20,000,000.

     "Series 1996 Indenture" means the Indenture of Trust dated as of October 1, 1996 between the Issuer and The Bank of New York (successor to United States Trust Company of New York), as trustee, pursuant to which the Series 1996 Bonds were issued.

     "Series 1996 Trustee" means The Bank of New York, as current trustee under the Series 1996 Indenture.

     "Series 1997 Bond Fund" means the fund established pursuant to Section 6.02 of the Series 1997 Indenture.

     "Series 1997 Bonds" means the Issuer's Pollution Control Revenue Bonds (Nevada Power Company Project) Series 1997B, currently outstanding in the aggregate principal amount of $20,000,000.

     "Series 1997 Indenture" means the Indenture of Trust dated as of November 1, 1997 between the Issuer and The Bank of New York (successor to United States Trust Company of New York), as trustee, pursuant to which the Series 1997 Bonds were issued.

     "Series 1997 Trustee" means The Bank of New York, as current trustee under the Series 1997 Indenture.

     "State" means the State of Arizona.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement with respect to the Bonds, dated the date of delivery of the Bonds, among the Company, the Issuer and the Trustee, as from time to time amended and supplemented.

     "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses of the Indenture.

     "Trustee" means U.S. Bank National Association, as Trustee under the Indenture, and any successor Trustee appointed pursuant to Section 10.06 or
10.09 of the Indenture at the time serving as Trustee thereunder, and any separate or co-trustee serving as such thereunder.

     All other terms used herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires.

                                   ARTICLE II

                                 REPRESENTATIONS

     SECTION 2.1. REPRESENTATIONS AND COVENANTS BY THE ISSUER. The Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) The Issuer is a duly organized and existing political subdivision of the State of Arizona. Under the provisions of the Act, the Issuer is authorized to enter into the transactions contemplated by this Agreement, the Indenture and the Tax Agreement and to carry out its obligations hereunder and thereunder. The Issuer has duly authorized the execution and delivery of this Agreement, the Indenture and the Tax Agreement.

          (b) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement and the Revenues derived by the Issuer pursuant to this Agreement will be pledged and assigned as security for payment of the principal of, premium, if any, and interest on, the Bonds.

          (c) The Governing Body of the Issuer has found that the issuance of the Bonds will further the public purposes of the Act.

          (d) The Issuer has not assigned and will not assign any of its interests in this Agreement other than pursuant to the Indenture.

          (e) No member of the Governing Body of the Issuer, nor any other officer of the Issuer, has any interest, financial, employment or other, in the Company or in the transactions contemplated hereby.

     SECTION 2.2. REPRESENTATIONS BY THE COMPANY. The Company makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Company is a corporation duly incorporated under the laws of the State of Nevada, is in good standing in the State of Nevada and the State, is qualified to do business as a foreign corporation in all other states and jurisdictions wherein the nature of the business transacted by the Company or the nature of the property owned or leased by it makes such licensing or qualification necessary, and has the power to enter into and by proper corporate action has been duly authorized to execute and deliver this Agreement and the Tax Agreement.

          (b) Neither the execution and delivery of this Agreement or the Tax Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Tax Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement other than the Indenture.

          (c) The statements, information and descriptions contained in the Project Certificate and the Tax Agreement, as of the date hereof and at the time of the delivery of the Bonds to the Underwriter, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact required to be stated therein or necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                              ISSUANCE OF THE BONDS

     SECTION 3.1. AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND PROCEEDS. In order to provide funds to lend to the Company to refund the Prior Bonds as provided in Section 4.1 hereof, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the Underwriter, its Bonds in the aggregate principal amount of $40,000,000, bearing interest and maturing as set forth in the Indenture. The Issuer will thereupon deposit the proceeds received from the sale of the Bonds as follows: (1) in the Bond Fund, a sum equal to the accrued interest, if any, paid by the Underwriter; (2) $20,000,000 in the Series 1996 Bonds Account of the Prior Bonds Redemption Fund to be remitted by the Trustee to the Series 1996 Trustee for deposit in the Series 1996 Bond Fund to be used to pay to the owners thereof the principal of the Series 1996 Bonds upon redemption thereof; and (3) $20,000,000 in the Series 1997 Bonds Account of the Prior Bonds Redemption Fund to be remitted by the Trustee to the Series 1997 Trustee for deposit in the Series 1997 Bond Fund to be used to pay to the owners thereof the principal of the Series 1997 Bonds upon redemption thereof.

     SECTION 3.2. DEPOSIT OF ADDITIONAL FUNDS BY COMPANY; REDEMPTION OF PRIOR BONDS. The Company covenants that such additional amounts as may be required to redeem the Prior Bonds in accordance with Section 3.1 hereof will be timely deposited with the Prior Trustees pursuant to the Prior Indentures for such purpose. Income derived from the investment of the proceeds of the Bonds deposited in the Accounts of the Prior Bonds Redemption Fund will be used, to the extent available, to satisfy the obligations of the Company specified in this Section 3.2. The Company covenants that it will cause the Prior Bonds to be redeemed within 90 days after the issuance and delivery of the Bonds.

     SECTION 3.3. INVESTMENT OF MONEYS IN THE BOND FUND AND THE PRIOR BONDS REDEMPTION FUND. Except as otherwise herein provided, any moneys held as a part of the Bond Fund and the Prior Bonds Redemption Fund shall be invested or reinvested by the Trustee at the specific written direction of an Authorized Company Representative as to specific investments, to the extent permitted by law, in:

          (a) bonds or other obligations of the United States of America;

          (b) bonds or other obligations, the payment of the principal of and interest on which is unconditionally guaranteed by the United States of America;

          (c) obligations issued or guaranteed as to principal and interest by any agency or person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (d) obligations issued or guaranteed by any state of the United States of America, or any political subdivision of any such state, or in funds consisting of such obligations to the extent described in Section 1.148-8(e)(3)(iii) of the 1992 Treasury Regulations;

          (e) prime commercial paper;

          (f) prime finance company paper;

          (g) bankers' acceptances drawn on and accepted by commercial banks;

          (h) repurchase agreements fully secured by obligations issued or guaranteed as to principal and interest by the United States of America or by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (i) certificates of deposit issued by commercial banks, including banks domiciled outside of the United States of America; and

          (j) units of taxable government money market portfolios composed of obligations guaranteed as to principal and interest by the United States of America or repurchase agreements fully collateralized by such obligations.

     The investments so purchased shall be held by the Trustee and shall be deemed at all times a part of the fund and the account for which they were made and the interest accruing thereon and any profit realized therefrom shall be credited to such fund and account, subject to the provisions of the Tax Agreement. The Company agrees that to the extent any moneys in the Bond Fund represent moneys held for the payment of particular Bonds, or to the extent that any moneys are held for the payment of the purchase price of Bonds pursuant to
Article IV of the Indenture, such moneys shall not be invested.

     SECTION 3.4. TAX EXEMPT STATUS OF BONDS. The Company covenants and agrees that it has not taken or permitted and will not take or permit any action which results in interest paid on the Bonds being included in gross income of the holders or beneficial owners of the Bonds for purposes of federal income taxation (other than a holder or beneficial owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 103(b)(13) of the 1954 Code). The Company covenants that none of the proceeds of the Bonds or the payments to be made under this Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code, will be invested or used in such a way, and that no actions will be taken or not taken, as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148(a) of the Code. Without limiting the generality of the foregoing, the Company covenants and agrees that it will comply with the provisions of the Tax Agreement and the Project Certificate.

                                   ARTICLE IV

                        LOAN AND PROVISIONS FOR REPAYMENT

     SECTION 4.1. LOAN OF BOND PROCEEDS. (a) The Issuer agrees, upon the terms and conditions in this Agreement, to lend to the Company the proceeds (exclusive of accrued interest, if any) received by the Issuer from the sale of the Bonds in order to refund the Prior Bonds, and the Company agrees to apply the gross proceeds of such loan to the refunding of the Prior Bonds as set forth in Sections 3.1 and 3.2 hereof.

          (b) The Issuer and the Company expressly reserve the right to enter into, to the extent permitted by law, an agreement or agreements other than this Agreement, with respect to the issuance by the Issuer, under an indenture or indentures other than the Indenture, of obligations to provide additional funds to refund all or any principal amount of the Bonds.

     SECTION 4.2. LOAN REPAYMENTS AND OTHER AMOUNTS PAYABLE. (a) On each date provided in or pursuant to the Indenture for the payment (whether at maturity or upon redemption or acceleration) of principal of, and premium, if any, and interest on, the Bonds, until the principal of, and premium, if any, and interest on, the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company shall pay to the Trustee in immediately available funds, for deposit in the Bond Fund, as a repayment installment of the loan of the proceeds of the Bonds pursuant to
Section 4.1(a) hereof, a sum equal to the amount payable on such date (whether at maturity or upon redemption or acceleration) as principal of, and premium, if any, and interest on, the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any such repayment installment shall be reduced by the amount of any moneys then on deposit in the Bond Fund and available for such payment; and provided further, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent provided for under a liquidity facility (if applicable) or under the G&R Notes.

          (b) The Company shall pay to the Trustee amounts equal to the amounts to be paid by the Trustee for the purchase of Bonds pursuant to Article IV of the Indenture. Such amounts shall be paid by the Company to the Trustee in immediately available funds on the date such payments pursuant to
     Section 4.05 of the Indenture are to be made; provided, however, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent moneys are available from the source described in clause (i) of Section 4.05(a) of the Indenture and to the extent moneys are available under any liquidity facility (if applicable).

          (c) The Company agrees to pay to the Trustee (i) the fees of the Trustee for the Ordinary Services rendered by it and an amount equal to the Ordinary Expenses incurred by it under the Indenture and the Tax Agreement, as and when the same become due, and (ii) the reasonable fees, charges and expenses of the Trustee for reasonable Extraordinary Services and Extraordinary Expenses, as and when the same become due, incurred under the Indenture and the Tax Agreement. The Company agrees that the Trustee, its officers, agents, servants and employees, shall not be liable for, and agrees that it will at all times indemnify and hold harmless the Trustee, its officers, agents, servants and employees against, and pay all expenses of the Trustee, its officers, agents, servants and employees, relating to any lawsuit, proceeding or claim and resulting from any action or omission taken or made by or on behalf of the Trustee, its officers, agents, servants and employees pursuant to this Agreement, the Indenture or the Tax Agreement, that may be occasioned by any cause (other than the negligence or willful misconduct of the Trustee, its officers, agents, servants and employees). In case any action shall be brought against the Trustee in respect of which indemnity may be sought against the Company, the Trustee shall promptly notify the Company in writing and the Company shall be entitled to assume control of the defense thereof, including the employment of Counsel reasonably satisfactory to the Trustee and the payment of all expenses. The Trustee shall have the right to employ separate Counsel in any such action and participate in the defense thereof, but the fees and expenses of such Counsel shall be paid by the Trustee unless (i) the employment of such Counsel has been authorized by the Company, (ii) the Trustee has determined (which determination may be based upon an opinion of counsel delivered to the Trustee and furnished to the Company) that there may be a conflict of interest of such Counsel retained by the Company between the Company and the Trustee in the conduct of such defense, (iii) the Company ceases or terminates the employment of such Counsel retained by the Company or (iv) such Counsel retained by the Company withdraws with respect to such defense. The Company shall not be liable for any settlement of any such action without its consent, but if any such action is settled with the consent of the Company or if there be final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Trustee from and against any loss or liability by reason of such settlement or final judgment. The Company agrees that the indemnification provided herein shall survive the termination of this Agreement or the Indenture or the resignation of the Trustee.

          (d) The Company agrees to pay all costs incurred in connection with the issuance of the Bonds from sources other than Bond proceeds and the Issuer shall have no obligation with respect to such costs.

          (e) The Company agrees to indemnify and hold harmless the Issuer and any member, officer, official or employee of the Issuer against any and all losses, costs, charges, expenses, judgments and liabilities created by or arising out of this Agreement, the Indenture, the Remarketing Agreement, the Auction Agreement, the Bond Purchase Agreement, any Broker-Dealer Agreement or the Tax Agreement or otherwise incurred in connection with the issuance of the Bonds. The Issuer may submit to the Company periodic statements, not more frequently than monthly, for its Administrative Expenses and the Company shall make payment to the Issuer of the full amount of each such statement within 30 days after the Company receives such statement.

          (f) The Company agrees to pay (i) to the Remarketing Agent the reasonable fees, charges and expenses of such Remarketing Agent and (ii) to the Auction Agent the reasonable fees, charges and expenses of such Auction Agent, and the Issuer shall have no obligation or liability with respect to the payment of any such fees, charges or expenses.

          (g) In the event the Company shall fail to make any of the payments required by (a) or (b) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid and the Company will pay interest to the extent permitted by law, on any overdue amount at the rate of interest borne by the Bonds on the date on which such amount became due and payable until paid. In the event that the Company shall fail to make any of the payments required by (c), (d), (e) or (f) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at a rate 1% above the rate of interest then charged by the Trustee on 90-day commercial loans to its prime commercial borrowers until paid.

     SECTION 4.3. NO DEFENSE OR SET-OFF. The obligation of the Company to make the payments pursuant to this Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, it being the intention of the parties that the payments required hereunder will be paid in full when due without any delay or diminution whatsoever.

     SECTION 4.4. PAYMENTS PLEDGED AND ASSIGNED. It is understood and agreed that all payments required to be made by the Company pursuant to Section 4.2 hereof (except payments made to the Trustee pursuant to Section 4.2(c) hereof, to the Remarketing Agent and the Auction Agent pursuant to Section 4.2(f) hereof, to the Issuer pursuant to Section 4.2(e) hereof and to any or all the Issuer and the Trustee and the Remarketing Agent pursuant to Section 4.2(g) hereof) and certain rights of the Issuer hereunder are pledged and assigned by the Indenture. The Company consents to such pledge and assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay or cause to be paid to the Trustee all said amounts except payments to be made to the Remarketing Agent and the Auction Agent pursuant to Section 4.2(f) hereof and payments to be made to the Issuer pursuant to Sections 4.2(e) and (g) hereof. The Project will not constitute any part of the security for the Bonds, except to the extent that the Trustee as holder of G&R Notes has a lien on property under the G&R Indenture.

     SECTION 4.5. PAYMENT OF THE BONDS AND OTHER AMOUNTS. The Bonds and interest and premium, if any, thereon shall be payable solely from (i) payments made by the Company to the Trustee under Section 4.2(a) hereof and (ii) other moneys on deposit in the Bond Fund and available therefor.

     Payments of principal of, and premium, if any, or interest on, the Bonds with moneys in the Bond Fund constituting proceeds from the sale of the Bonds or earnings on investments made under the provisions of the Indenture shall be credited against the obligation to pay required by Section 4.2(a) hereof.

     Whenever any Bonds are redeemable in whole or in part at the option of the Company, the Trustee, on behalf of the Issuer, shall redeem the same upon the request of the Company and such redemption (unless conditional) shall be made from payments made by the Company to the Trustee under Section 4.2(a) hereof equal to the redemption price of such Bonds.

     Whenever payment or provision therefor has been made in respect of the principal of, or premium, if any, or interest on, all or any portion of the Bonds in accordance with the Indenture (whether at maturity or upon redemption or acceleration or upon provision for payment in accordance with Article VIII of the Indenture), payments shall be deemed paid to the extent such payment or provision therefor has been made and is considered to be a payment of principal of, or premium, if any, or interest on, such Bonds. If such Bonds are thereby deemed paid in full, the Trustee shall notify the Company and the Issuer that such payment requirement has been satisfied. Subject to the foregoing, or unless the Company is entitled to a credit under this Agreement or the Indenture, all payments shall be in the full amount required by Section 4.2(a) hereof.

                                    ARTICLE V

                        SPECIAL COVENANTS AND AGREEMENTS

     SECTION 5.1. COMPANY TO MAINTAIN ITS CORPORATE EXISTENCE; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that during the term of this Agreement, it will maintain its corporate existence and its good standing in the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation unless the acquirer of its assets or the corporation with which it shall consolidate or into which it shall merge shall (i) be a corporation organized under the laws of one of the states of the United States of America, (ii) be qualified to do business in the State, and (iii) assume in writing all of the obligations of the Company under this Agreement and the Tax Agreement. Any transfer of all or substantially all of the Company's generation assets shall not be deemed to constitute a "disposition of all or substantially all of the Company's assets" within the meaning of the preceding paragraph. Any such transfer of the Company's generation assets shall not relieve the Company of any of its obligations under this Agreement.

     The Company hereby agrees that so long as any of the Bonds are insured by a Bond Insurance Policy issued by the Bond Insurer and the Bond Insurer shall not have failed to comply with its payment obligations under such Policy, in the event of a Reorganization, unless otherwise consented to by the Bond Insurer, the obligations of the Company under, and in respect of, the Bonds, the G&R Notes, the G&R Indenture and the Agreement shall be assumed by, and shall become direct and primary obligations of, a Regulated Utility Company such that at all times the obligor under this Agreement and the obligor on the G&R Notes is a Regulated Utility Company. The Company shall deliver to the Bond Insurer a certificate of the president, any vice president or the treasurer and an opinion of counsel reasonably acceptable to the Bond Insurer stating in each case that such Reorganization complies with the provisions of this paragraph.

     The Company need not comply with any of the provisions of this Section 5.1 if, at the time of such merger or consolidation, the Bonds will be defeased as provided in Article VIII of the Indenture. The Company need not comply with the provisions of the second paragraph of this Section 5.1 if the Bonds are redeemed as provided in Section 3.01(B)(3) of the Indenture or if the Bond Insurance Policy is terminated as described in Section 3.06 of the Indenture in connection with a purchase of the Bonds by the Company in lieu of their redemption.

     SECTION 5.2. ANNUAL STATEMENT. The Company agrees to have an annual audit made by its regular independent certified public accountants and to furnish the Trustee (within 30 days after receipt by the Company) with a balance sheet and statement of income and surplus showing the financial condition of the Company and its consolidated subsidiaries, if any, at the close of each fiscal year and the results of operations of the Company and its consolidated subsidiaries, if any, for each fiscal year, accompanied by a report of said accountants that such statements have been prepared in accordance with generally accepted accounting principles. The Company's obligations under this Section 5.2 may be satisfied by delivering a copy of the Company's Annual Report on Form 10-K to the Trustee within 10 days after it is filed with the Securities and Exchange Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on officer's certificates).

     SECTION 5.3. MAINTENANCE AND REPAIR; INSURANCE; TAXES; DISPOSITION. For so long as the Company shall own the Project, (i) the Company shall maintain or cause to be maintained the Project in good repair and keep it properly insured and shall promptly pay or cause to be paid all costs thereof, and (ii) the Company shall promptly pay or cause to be paid all installments of taxes, installments of special assessments, and all governmental, utility and other charges with respect to the Project, when due. The Company may, at its own expense and in its own name in good faith contest or appeal any such taxes, assessments or other charges, or installments thereof, but shall not permit any such taxes, assessments or other charges, or installments thereof, to remain unpaid if such nonpayment shall subject the Project or any part thereof to loss or forfeiture. The Company, subject to the provisions of Section 3.4 hereof, is not required by this Agreement to operate, or cause to be operated, any portion of the Project after the Company shall deem in its discretion that such continued operation by the Company is not advisable, and in such event the Company may sell, lease or retire all or any such portion of the Project. Subject to the provisions of Section 3.4 hereof, the net proceeds from such sale, lease or other disposition, if any, shall belong to, and may be used for any lawful purpose by, the Company. Upon disposition of the Project in its entirety by the Company in accordance with this Section 5.3, the Company shall be discharged from its obligations to operate, maintain, repair and insure the Project as set forth in this Section 5.3. Any such sale, lease or other disposition shall comply with the requirements of the Tax Agreement. Under any and all circumstances, the Issuer shall have no obligation whatsoever with respect to the operation, maintenance, repair or insurance of the Project.

     SECTION 5.4. RECORDATION AND OTHER INSTRUMENTS. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee, and to perfect the security interest created by the Indenture. The Company agrees to abide by the provisions of
Section 5.11 of the Indenture to the extent applicable to the Company.

     SECTION 5.5. NO WARRANTY BY THE ISSUER. The Issuer makes no warranty, either express or implied, as to the Project or that it will be suitable for the purposes of the Company or needs of the Company.

     SECTION 5.6. AGREEMENT AS TO OWNERSHIP OF THE PROJECT. The Issuer and the Company agree that title to the Project shall not be in the Issuer, and that the Issuer shall have no interest in the Project.

     SECTION 5.7. COMPANY TO FURNISH NOTICE OF RATE PERIOD ADJUSTMENTS; LIQUIDITY FACILITY REQUIREMENTS; AUCTION RATE PERIOD PROVISIONS. The Company is hereby granted the option to designate from time to time changes in Rate Periods (and to rescind such changes) in the manner and to the extent set forth in Section 2.03 of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of adjustments of Rate Periods (or rescissions thereof) to be given to the Issuer, the Trustee and the Remarketing Agent in accordance with Section 2.03(a), (b), (c), (d) or (e) of the Indenture, and a copy of each such notice shall also be given at such time to S&P and Moody's.

     The Company hereby agrees that, so long as the Bonds are insured by a Bond Insurance Policy issued by the Bond Insurer and notwithstanding the provisions of Section 2.03 of the Indenture, it shall not give notice of its intention to adjust the Rate Period for the Bonds to a Daily Rate Period, a Weekly Rate Period or a Flexible Rate Period until the Company shall provide a liquidity facility reasonably acceptable to the Bond Insurer from a liquidity facility provider reasonably acceptable to the Bond Insurer in accordance with the Bond Insurer's liquidity facility requirements to be effective on the related date of adjustment.

     If during any Auction Rate Period (i) consisting of Auction Periods of 35 days or less, the Bonds shall bear interest at the Maximum Interest Rate for a period in excess of 180 days, or (ii) consisting of one Auction Period of 180 days or more, the Bonds shall bear interest at the Maximum Interest Rate for such Period, the Company shall notify the Bond Insurer in writing of such event and agrees to cooperate with the Bond Insurer to take all steps reasonably necessary to adjust the Rate Period on the Bonds as soon as reasonably practicable in accordance with the provisions of the Indenture to the Rate Period which the Remarketing Agent advises the Company and the Bond Insurer will be the lowest interest rate (taking into account all relevant costs) which would enable the Remarketing Agent to sell all the Bonds on the date of such adjustment at a price equal to 100% of the principal amount thereof (the "Lowest Interest Rate Period"). If at such time the Company shall be in default under the Agreement but the Bond Insurer shall not have failed to comply with its payment obligations under the Bond Insurance Policy, the Bond Insurer may, in its discretion, direct the Company to provide notice of the adjustment of the Rate Period on the Bonds to the Lowest Interest Rate Period in accordance with the provisions of Section 2.03 of the Indenture.

     SECTION 5.8. INFORMATION REPORTING, ETC. The Issuer covenants and agrees that, upon the direction of the Company or Bond Counsel, it will mail or cause to be mailed to the Secretary of the Treasury (or his designee as prescribed by regulation, currently the Internal Revenue Service Center, Ogden, Utah) a statement setting forth the information required by Section 149(e) of the Code, which statement shall be in the form of the Information Return for Tax-Exempt Private Activity Bond Issues (Form 8038) of the Internal Revenue Service (or any successor form) and which shall be completed by the Company and Bond Counsel based in part upon information supplied by the Company and Bond Counsel.

     SECTION 5.9. LIMITED LIABILITY OF ISSUER. Any obligation or liability of the Issuer created by or arising out of this Agreement or otherwise incurred in connection with the issuance of the Bonds (including without limitation any liability created by or arising out of the representations, warranties or covenants set forth herein or otherwise) shall not impose a debt or pecuniary liability upon the Issuer or the State or any political subdivision thereof, or a charge upon the general credit or taxing powers of any of the foregoing, but shall be payable solely out of the Revenues or other amounts payable by the Company to the Issuer hereunder or otherwise (including without limitation any amounts derived from indemnifications given by the Company).

     Neither the issuance of the Bonds nor the delivery of this Agreement shall, directly or indirectly or contingently, obligate the Issuer or the State or any political subdivision thereof to levy any form of taxation therefor or to make any appropriation for their payment. Nothing in the Bonds or in the Indenture or this Agreement or the proceedings of the Issuer authorizing the Bonds or in the Act or in any other related document shall be construed to authorize the Issuer to create a debt of the Issuer or the State or any political subdivision thereof within the meaning of any constitutional or statutory provision of the State. The principal of, and premium, if any, and interest on, the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and available therefor under this Agreement. Neither the State nor any political subdivision thereof shall in any event be liable for the payment of the principal of, premium, if any, or interest on, the Bonds or for the performance of any pledge, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer. No breach of any such pledge, obligation or agreement may impose any pecuniary liability upon the Issuer or the State or any political subdivision thereof, or any charge upon the general credit or against the taxing power of Coconino County, Arizona or the State or any political subdivision thereof. The Issuer has no taxing power.

     SECTION 5.10. INSPECTION OF PROJECT. The Company agrees that the Issuer and the Trustee and their duly authorized representatives shall have the right at all reasonable times to enter upon and examine and inspect the Project property and shall also be permitted, at all reasonable times, to examine the books and records of the Company insofar as they relate to the Project.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 6.1. EVENTS OF DEFAULT DEFINED. The following shall be "events of default" under this Agreement and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

          (a) Failure by the Company to pay when due any amounts required to be paid under Section 4.2(a) hereof, which failure results in an event of default under subparagraph (a) or (b) of Section 9.01 of the Indenture; or

          (b) Failure by the Company to pay or cause to be paid any payment required to be paid under Section 4.2(b) hereof, which failure results in an event of default under subparagraph (c) of Section 9.01 of the Indenture; or

          (c) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a) and (b) above, for a period of 90 days after written notice, specifying such failure and requesting that it be remedied and stating that such notice is a "Notice of Default" hereunder, given to the Company by the Trustee or to the Company and the Trustee by the Issuer, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted within the applicable period and diligently pursued until the failure is corrected and such corrective action or diligent pursuit is evidenced to the Trustee by a certificate of an Authorized Company Representative; or

          (d) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction seeking
     (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or cause shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and shall continue in effect for a period of 90 days; or an order for relief against the Company shall be entered against the Company in an involuntary case under the Bankruptcy Code (as now or hereafter in effect) or other applicable law; or

          (e) The Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make any general assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or trustee of all or substantially all of its property, or shall commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), or shall file in any court of competent jurisdiction a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or shall fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other applicable law; or

          (f) Dissolution or liquidation of the Company; provided that the term "dissolution or liquidation of the Company" shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section 5.1 hereof; or

          (g) The occurrence of an "event of default" under the Indenture.

The foregoing provisions of Section 6.1(c) are subject to the following limitations: If by reason of Force Majeure the Company is unable in whole or in part to carry out its agreements on its part herein contained, other than the obligations on the part of the Company contained in

Article IV and Sections 5.3 and 6.4 hereof, the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the sole judgment of the Company unfavorable to the Company.

     SECTION 6.2. REMEDIES ON DEFAULT. Whenever any event of default referred to in Section 6.1 hereof shall have happened and be continuing, the Trustee, as assignee of the Issuer:

          (a) shall, by notice in writing to the Company, declare the unpaid indebtedness under Section 4.2(a) hereof to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds shall have been declared to be due and payable, and upon any such declaration the same (being an amount sufficient, together with other moneys available therefor in the Bond Fund, to pay the unpaid principal of, premium, if any, and interest accrued on, the Bonds) shall become and shall be immediately due and payable as liquidated damages; and

          (b) may take whatever action at law or in equity as may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due hereunder or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

     Any amounts collected pursuant to action taken under this Section 6.2 shall be paid into the Bond Fund (unless otherwise provided in this Agreement) and applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section 6.2 shall relieve the Company from the Company's obligations pursuant to Section 4.2 hereof.

     No recourse shall be had for any claim based on this Agreement against any officer, director or stockholder, past, present or future, of the Company as such, either directly or through the Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any of its rights under Sections 4.2(e), 4.2(g), 5.3 and 6.4 hereof.

     The Company shall promptly notify the Issuer of any action taken by the Company under the grant of authority from the Issuer under the last paragraph of
Section 9.01 of the Indenture.

     SECTION 6.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Subject to the provisions of the Indenture and hereof, such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee. The Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

     SECTION 6.4. AGREEMENT TO PAY FEES AND EXPENSES OF COUNSEL. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ Counsel or incur other expenses for the collection of the indebtedness hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on written demand therefor pay to the Trustee or the Issuer (or to the Counsel for either of such parties if directed by such party), the reasonable fees and expenses of such Counsel and such other expenses so incurred by or on behalf of the Issuer or the Trustee.

     SECTION 6.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER; CONSENTS TO WAIVERS. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be effective unless in writing and signed by the party making the waiver. The Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee to such waiver. The Trustee shall have the power to waive any default by the Company hereunder, except a default under Section 3.4, 4.2(e), 4.2(g), 5.3 or
6.4 hereof, in so far as it pertains to the Issuer, without the prior written concurrence of the Issuer. Notwithstanding the foregoing, if, after the acceleration of the maturity of the outstanding Bonds by the Trustee pursuant to
Section 9.02 of the Indenture, (i) all arrears of principal of and interest on the outstanding Bonds and interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable and the premium, if any, on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, (ii) all other things shall have been performed in respect of which there was a default, (iii) there shall have been paid the reasonable fees and expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees paid or incurred and (iv) such event of default under the Indenture shall be waived in accordance with Section 9.09 of the Indenture with the consequence that such acceleration under Section 9.02 of the Indenture is rescinded, then the Company's default hereunder shall be deemed to have been waived and its consequences rescinded and no further action or consent by the Trustee or the Issuer shall be required; provided that there has been furnished an opinion of Bond Counsel to the effect that such waiver will not adversely affect the exemption from federal income taxes of interest on the Bonds.

                                   ARTICLE VII

                       OPTIONS AND OBLIGATIONS OF COMPANY;
                        PREPAYMENTS; REDEMPTION OF BONDS

     SECTION 7.1. OPTION TO PREPAY. The Company shall have, and is hereby granted, the option to prepay the payments due hereunder in whole or in part at any time or from time to time (a) to provide for the redemption of Bonds pursuant to the provisions of Section 3.01(A) of the Indenture or (b) to provide for the defeasance of the Bonds pursuant to Article VIII of the Indenture. In the event the Company elects to provide for the redemption of Bonds as permitted by this Section, the Company shall notify and instruct the Trustee in accordance with Section 7.3 hereof to redeem all or any portion of the Bonds in advance of maturity. If the Company so elects, any redemption of Bonds pursuant to Section 3.01(A) of the Indenture may be made conditional.

     SECTION 7.2. OBLIGATION TO PREPAY. The Company covenants and agrees that if all or any part of the Bonds are unconditionally called for redemption in accordance with the Indenture or become subject to mandatory redemption (except as otherwise provided in Section 3.02 of the Indenture), it will prepay the indebtedness hereunder in whole or in part in an amount sufficient to redeem such Bonds on the date fixed for the redemption of such Bonds.

     SECTION 7.3. NOTICE OF PREPAYMENT. Upon the exercise of the option granted to the Company in Section 7.1 hereof, or upon the Company having knowledge of the occurrence of any event requiring mandatory redemption of the Bonds in accordance with Section 3.01(B) of the Indenture, the Company shall give written notice to the Issuer, the Remarketing Agent, the Auction Agent and the Trustee. The notice shall provide for the date of the application of the prepayment made by the Company hereunder to the retirement of the Bonds in whole or in part pursuant to call for redemption and shall be given by the Company not less than five Business Days prior to the date notice of such redemption must be given by the Trustee to the Bondholders as provided in Section 3.02 of the Indenture or such later date as is acceptable to the Trustee and the Issuer.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.1. NOTICES. Except as otherwise provided herein, all notices, certificates or other communications hereunder shall be sufficiently given if in writing and shall be deemed given when mailed by first class mail, postage prepaid, or by qualified overnight courier service, courier charges prepaid, or by facsimile (receipt of which is orally confirmed) addressed as follows: if to the Issuer, c/o Mangum, Wall, Stoops & Warden, P.L.L.C., 222 East Birch Avenue, Flagstaff, Arizona 86001, or to telecopy number (928) 773-1312, Attention:
Franklin Hoover, Esq.; if to the Company, at P.O. Box 230, 6226 West Sahara Avenue, Las Vegas, Nevada 89146, or to telecopy number (702) 227-2250,
Attention: Treasurer; if to the Trustee, at U.S. Bank Center, 101 North First Avenue, Suite 1600, Phoenix, Arizona 85003, or to telecopy number (602) 257-5433, Attention: Corporate Trust Services; if to the Remarketing Agent, at the address set forth in the Remarketing Agreement, if any; and if to the Auction Agent, at the address set forth in the Auction Agreement, if any. In case by reason of the suspension of regular mail service, it shall be impracticable to give notice by first class mail of any event to the Issuer, to the Company, to the Remarketing Agent, to the Auction Agent when such notice is required to be given pursuant to any provisions of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice. The Issuer, the Company, the Trustee, the Remarketing Agent and the Auction Agent may, by notice pursuant to this Section 8.1, designate any different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 8.2. ASSIGNMENTS. This Agreement may not be assigned by either party without consent of the other and the Trustee, except that the Issuer shall assign to the Trustee its rights under this Agreement (except under Sections 4.2(e), 4.2(g), 5.3, and 6.4 hereof) as provided by Section 4.4 hereof, and the Company may assign its rights under this Agreement to any transferee or any surviving or resulting corporation as provided by Section 5.1 hereof.

     SECTION 8.3. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

     SECTION 8.4. EXECUTION OF COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 8.5. AMOUNTS REMAINING IN BOND FUND. It is agreed by the parties hereto that after payment in full of (i) the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture),
(ii) the fees, charges and expenses of the Trustee in accordance with the Indenture, (iii) the Administrative Expenses, (iv) the fees and expenses of the Remarketing Agent, the Auction Agent and the Issuer and (v) all other amounts required to be paid under this Agreement and the Indenture, any amounts remaining in the Bond Fund shall belong to and be paid to the Company by the Trustee.

     SECTION 8.6. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument executed by the Issuer and the Company, and only if the written consent of the Trustee thereto is obtained, and only in accordance with the provisions of
Article XII of the Indenture.

     SECTION 8.7. GOVERNING LAW. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State.

     SECTION 8.8. AUTHORIZED ISSUER AND COMPANY REPRESENTATIVES. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required to take some action at the request of the other, such approval of such request shall be given for the Issuer by the Authorized Issuer Representative and for the Company by the Authorized Company

Representative, and the other party hereto and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee as a result of any such action taken.

     SECTION 8.9. TERM OF THE AGREEMENT. This Agreement shall be in full force and effect from its date to and including such date as all of the Bonds issued under the Indenture shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture), provided that all representations and certifications by the Company as to all matters affecting the tax-exempt status of the Bonds and the covenants of the Company in Sections 4.2(c), 4.2(d), 4.2(e), 4.2(f) and 4.2(g) hereof shall survive the termination of this Agreement.

     SECTION 8.10. CANCELLATION AT EXPIRATION OF TERM. At the acceleration, termination or expiration of the term of this Agreement and following full payment of the Bonds or provision for payment thereof and of all other fees and charges having been made in accordance with the provisions of this Agreement and the Indenture, the Issuer shall deliver to the Company any documents and take or cause the Trustee to take such actions as may be necessary to effectuate the cancellation and evidence the termination of this Agreement.

     SECTION 8.11. BOND INSURANCE. The payment of the principal of and interest on the Bonds when due is to be insured under, and to the extent provided in, the Bond Insurance Policy, including the endorsements thereto, to be issued by the Bond Insurer, and the Issuer and the Company agree to be bound by the provisions contained in Appendix C to the Indenture and the Company agrees to be bound by the provisions contained in the Insurance Agreement. In the event of any conflict between the provisions of Appendix C to the Indenture and the provisions of this Agreement, the provisions of Appendix C shall govern and control.

     All references in this Agreement to the Bond Insurer shall only apply so long as a Bond Insurance Policy issued by the Bond Insurer is in effect for any of the Bonds (and the Bond Insurer has not failed to comply with its payment obligations under the Bond Insurance Policy).

     SECTION 8.12. NOTICE REGARDING CANCELLATION OF CONTRACTS. As required by the provisions of Section 38-511, Arizona Revised Statutes, as amended, notice is hereby given that political subdivisions of the State of Arizona or any of their departments or agencies may, within three (3) years of its execution, cancel any contract, without penalty or further obligation, made by the political subdivisions or any of their departments or agencies on or after September 30, 1988, if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the political subdivisions or any of their departments or agencies is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract. The cancellation shall be effective when written notice from the chief executive officer or governing body of the political subdivision is received by all other parties to the contract unless the notice specifies a later time.

     The Company covenants and agrees not to employ as an employee, agent or, with respect to the subject matter of this Agreement, a consultant, any person significantly involved in initiating, negotiating, securing, drafting or creating this Agreement on behalf of the Issuer within three (3) years from the execution hereof, unless a waiver is provided by the Issuer.

     IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                        COCONINO COUNTY, ARIZONA POLLUTION
                                        CONTROL CORPORATION


                                        By
                                           -------------------------------------
                                           President
                                           Board of Directors


(SEAL)

Attest:


-------------------------------------
Secretary


                                        NEVADA POWER COMPANY


                                        By
                                           -------------------------------------
                                           Treasurer


(SEAL)

Attest:


-------------------------------------
Secretary


                                      -23-